MFS® BOND FUND	MFS® LIFETIME® 2045 FUND
MFS® COMMODITY STRATEGY FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2015 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® INCOME FUND
MFS® LIFETIME® 2025 FUND	MFS® LIMITED MATURITY FUND
MFS® LIFETIME® 2030 FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® LIFETIME® 2035 FUND	MFS® RESEARCH BOND FUND
MFS® LIFETIME® 2040 FUND

Effective immediately, the sub-section entitled "Organization and Management of MFS Commodity Strategy Portfolio" under the main heading "Management of the Fund" is restated in its entirety as follows:

Organization and Management of MFS Commodity Strategy Portfolio – MFS Commodity Strategy Portfolio (the "Subsidiary") is a wholly owned subsidiary of MFS Commodity Strategy Fund.  The Subsidiary is a company organized as an exempted company under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary's operations are overseen by a board of directors, which, as of September 22, 2014, is comprised of Robin Stelmach, David DiLorenzo, and Mitchell C. Freestone, each of whom, except Mr. Freestone, is an Officer or Trustee of the MFS Commodity Strategy Fund.  The MFS Commodity Strategy Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors. The Subsidiary has entered into a separate investment advisory agreement with MFS, but does not compensate MFS for its services under the investment advisory agreement.  The Subsidiary incurs investment and operating costs and has entered into separate contracts for custody, transfer agency, and accounting services with the same service providers that provide these services to the MFS Commodity Strategy Fund.  The Subsidiary is managed pursuant to compliance policies and procedures that are materially the same as the policies and procedures applicable to the MFS Commodity Strategy Fund.  The Adviser’s Chief Compliance Officer oversees the implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board.  The MFS Commodity Strategy Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the MFS Commodity Strategy Fund.  The financial statements of the Subsidiary will be consolidated with the MFS Commodity Strategy Fund's financial statements in the MFS Commodity Strategy Fund's Annual and Semi-Annual reports.

1009461                                                                                                                                                                              1                                               MFS-FMGT-AUGUST-SAI-COMBINED-SUP-092914